                                                      EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As indipendent public accountant, we hereby consent to the incorporation of our report included in this Form 10-K, into View Tech, Inc.'s previously filed Registration Statement Nos. 33-95618, 33-99674 and 333-20617.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 27, 1997